UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   October 21, 2003
                                                 --------------------

Commission file number   33-47248
                       ------------

                            SLADE'S FERRY BANCORP
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


Massachusetts                                         04-3061936
-------------------------------                       ----------------------
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification Number)


100 Slade's Ferry Avenue
PO Box 390                                            02726
Somerset, Massachusetts                               ----------
----------------------------------------              (Zip Code)
(Address of Principal Executive Offices)


                                (508)675-2121
            ----------------------------------------------------
            (Registrant's Telephone Number, including Area Code)



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        (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)   Exhibits - See Exhibit Index.
      --------


Item 9 and 12.  Results of Operation and Financial Condition
------------------------------------------------------------

      Slade's Ferry Bancorp issued a press release October 21, 2003 disclosing certain information concerning its third quarter results of operation and financial condition. A copy of that press release is attached as an exhibit hereto.


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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SLADE'S FERRY BANCORP
                                       ------------------------------------
                                       (Registrant)


October 21, 2003                       By /s/ Deborah A. McLaughlin
-------------------------                 ---------------------------------
(Date)                                 Deborah A. McLaughlin
                                       Vice President and Chief Financial
                                        Officer


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                                EXHIBIT INDEX
                                -------------


Exhibit No.     Description
-----------     -----------

20.1 October 21, 2003 press release announcing certain information covering third quarter results of operation and financial condition


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